OFFICE. LEASE

         This LEASE, made this 8th day of January 1999, and effective as of January 4,1999, is between Universal City Studios, Inc. ("Landlord"), 100 Universal City Plaza, Universal City, California 91608 and BellaCasa Productions ("Tenant"), c/o Frank LaLoggia, 28970 Crags Drive, Malibu Lake, California 91301, for the premises herein described.

1.       DEFINITIONS

The terms below have the following meanings:

         (a)      Lease:

                  This document, including those Exhibits A, B, C and D attached hereto and made a part hereof (collectively, the "Lease").

         (b)      Building/Premises:

                  Building 473, 3rd Floor, Offices 305 and 307 for a total of 570 square feet

         (c)      Term:

                  The term ("Term") shall commence on January 4, 1999, and continues on a month-to-month tenancy until terminated as of the last day of any calendar month by written notice by either party to the other party, given at least thirty (30) days in advance.

         (d)      Rent:

                  The office rent ("Rent") to be paid by Tenant hereunder shall be as follows:

                  (i) 570 square feet, computed on the basis of $41.00 per square foot, per year, for an annual rent of $23,370; (less a 10% discount), for an annual rent of $21,033.00.

                  (ii) $21,033.00 divided by 12 months, for a monthly Rent of $1,752.75.

         (e)      Security Deposit:

                  Tenant shall, upon execution of this Lease, deposit with Landlord a Security Deposit in the amount of N/A.

         (f)      Tenant Parking:

                  Based upon availability, reserved on-lot parking at $110.00 per space, per month; and, unreserved parking at $75.00 per space, per month.

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2.       LEASE OF PREMISES

         Landlord hereby leases the Premises to Tenant for the Term in consideration of Tenant's assumption of Tenant's obligations under this Lease, including without limitation Tenant's obligation to pay Rent.

3.       RENT

         Tenant shall pay Landlord the Monthly Rent specified in Paragraph 1(d) hereinabove in lawful money of the United States. The Monthly Rent shall be paid in advance on the first day of each calendar month during the Term, at the office of Landlord or at such other place as Landlord may from time to time designate in writing, except that the first installment of Monthly Rent shall be paid upon the execution hereof. The Rent shall be paid without deduction or set-off. Rent payable for any portion, less than all, of a calendar month shall be a pro rata portion of the Monthly Rent.

4.       SECURITY DEPOSIT

         Tenant has deposited with Landlord the sum specified in Paragraph 1(e) as security for the full and faithful performance of every provision of this Lease to be performed by Tenant. If Tenant defaults with respect to any provision of this Lease, including but not limited to, the provisions relating to the payment of Rent, Landlord may use, apply or retain all or any part of this Security Deposit for the payment of any rent, interest or other sum in default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion of the Security Deposit is so used or applied, Tenant shall, within five (5) days after written demand, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be deemed a material breach of this Lease. Landlord shall not be required to keep this Security Deposit separate from its general funds, and Tenant shall not be entitled to interest. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by him, the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord's option, to the last assignee of Tenant's interest hereunder) at the expiration of the Term and after Tenant has vacated the Premises.

5.       PARKING

         Subject to the provisions of Exhibit A, Tenant shall pay for parking at the monthly rate set forth in Paragraph 1 hereinabove, as such rate may be changed from time to time, subject to cancellation by Tenant in whole or in part at any time upon not less than thirty (30) days written notice. Landlord reserves the right to relocate Tenant's parking, upon prior written notice to Tenant. In addition, reasonable amounts of visitor parking will be available on a first-come, first-served basis at prevailing visitor parking rates and validation rates. In the event that Tenant loses a Lot Access card, the replacement cost is Thirty-Five Dollars ($35.00) per card.

6.       USE

         Tenant shall use and occupy the Premises for general office purposes and shall not use or occupy the Premises for any other purpose without the prior written consent of Landlord.

7.       CONDITION OF PREMISES

         Tenant acknowledges that neither Landlord nor any of Landlord's agents have made any representation or warranty with respect to the Building or the Premises or with respect to the suitability of either for the conduct of Tenant's business or profession. Landlord has no obligation to alter, remodel, repair, improve, decorate or paint the Premises or any part thereof. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and said Building were at such time in good and satisfactory condition.

8.       ALTERATIONS

         Tenant shall make no alterations, additions, or improvements to the Premises without the prior written consent of Landlord. In that regard, should Landlord approve any request for an addition, alteration or modification to the Premises, Tenant shall be obligated to remove the same upon the expiration of this Lease and restore the Premises to its condition existing on the date hereof.

9.       CARE OF PREMISES

         Tenant shall take good care of the Premises and fixtures therein and shall make all repairs thereto or to the Building which are made necessary as a result of any misuse or neglect by Tenant or by Tenant's agents or employees or by Tenant's visitors while in the Premises. All such repairs shall be at least equal in quality to the original work. Landlord may make any such repairs which are not promptly made by Tenant and may charge the cost thereof to Tenant.

10.      BUILDING SERVICES

         Landlord shall furnish to the Premises, during usual business hours (8 a.m. to 6 p.m. on business days excluding Saturday, Sundays and holidays), reasonable amounts of air conditioning and heat, and shall furnish at all times a reasonable amount of electric current for normal lighting and fractional horsepower office machines, water for lavatory and drinking purposes, and janitorial and maintenance services.

         Tenant agrees not to engage in any activity or to use any apparatus or device in, upon, or about the Premises which may in any way increase the amount of any of the foregoing usually furnished to the Premises.

11.      TELEPHONES/FAX/MODEMS

         Tenant shall pay Landlord promptly upon receipt of invoice(s) for Tenant's telephone/fax/modem service charges and/or installation charges (at Studio's standard rates for telephone calls made and basic telephone/fax/modem instrument service and/or installation charges) incurred as a result of Tenant's occupancy at the Premises.

12.      ACCESS

         Landlord and its agents shall have the right to enter the Premises, by master key if necessary, at all reasonable times for the purpose of examining or inspecting the same, showing the same to prospective purchasers or tenants of the Building, and making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may deem necessary or desirable.

13.      DAMAGE TO PROPERTY; INJURY TO PERSONS

         Tenant agrees to indemnify, defend, and hold Landlord together with its parent and affiliated companies, free and harmless against and from any and all claims, damages, liabilities, losses, costs and expenses arising from Tenant's use of the Premises or the conduct of Tenant's business or profession or from anything done, in or about the Premises, and shall further indemnify, defend and hold harmless Landlord against and from any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any act or negligence of the Tenant, or of Tenant's agents, contractors, servants, licensees, invitees or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in or concerning any such claim or any action or proceeding brought thereon. If any action or proceeding is brought against Landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises from any cause other than Landlord's sole negligence and Tenant hereby waives all claims in respect thereof against Landlord. Tenant hereby waives all rights of subrogation on behalf of any insurance company insuring its interests in any real or personal property, so long as said waiver does not violate any terms or conditions of any such insurance policy.

         In addition, Tenant hereby agrees to be solely and fully responsible to Universal Studios, Inc. and its Affiliates (collectively, for the purposes of this paragraph, "Universal") for any loss of or damage to Universal's property, whether personal or real, while such property is in the use, custody, care and/or control of any of Tenant's employees, officers, subcontractors, licensees or invitees, and shall pay to Universal the full repair or replacement value of any such personal or real property which is damaged, destroyed or otherwise suffers a loss if such damage or loss is, directly or indirectly, caused by the negligent (whether active or passive), wanton or intentional misconduct of Tenant, its employees, officers, subcontractors, licensees or invitees.

14.      ASSIGNMENTS AND SUBLETTING

         This Lease shall not, be sold, assigned, or hypothecated by Tenant or by operation of law, and Tenant may not transfer this Lease, or sublet the Premises or any part thereof or permit same to be occupied by anyone other than Tenant or Tenant's employees without the prior written consent of Landlord, which such consent shall be given or withheld in Landlord's sole discretion; any attempt by Tenant to do so without such prior written consent shall be void and at Landlord's option shall terminate this Lease.

15.      DEFAULTS

         The occurrence of either the following shall constitute a material breach of this Lease:

         (a)      The vacation or abandonment of the Premises by Tenant;

         (b) A failure by Tenant to pay the Rent, or to make any other payment required to be made by Tenant hereunder, or to comply with any other provision of this Lease where such failure continues for ten (10) days or more;

                  Landlord shall not be deemed to be in default in the performance of any non-monetary obligation required to be performed by Landlord hereunder unless: (i) Landlord fails to commence performance of such non-monetary obligation within thirty (30) days after written notice from Tenant specifying Landlord's non-performance; and/or (ii) Landlord fails thereafter to diligently prosecute the same to completion.

16.      REMEDIES

         In the event of any material default or breach by Tenant, Landlord at any time thereafter, at Landlord's option and without limiting Landlord's exercise of any other right or remedy which Landlord may have under law or equity by reason of such default or breach, with or without notice or demand, may re-enter the Premises with or without process of law and take possession of the same and of all equipment and fixtures of Tenant therein, and expel or remove Tenant and all other parties occupying the Premises, using such force as may be reasonably necessary to do so, without being liable to any prosecution for such re-entry or for the use of such force. In addition Landlord may:

         (a) without terminating this Lease, at any time and from time to time relet the Premises or any part thereof for the account of Tenant, for such term, upon such conditions and at such rental as Landlord may deem proper;

         (b) give written notice to Tenant of Landlord's election to terminate this Lease. Landlord shall thereupon be entitled to recover from Tenant (1) the unpaid Rent up to and including the date of termination, plus interest, {2) the excess, if any, of the Rent and other charges required to be paid by Tenant hereunder for the balance of the Term (if this Lease had not been so terminated) over the then reasonable rental value of the Premises for the same period, plus interest and
                  (3) any other amount necessary to compensate Landlord for damages caused by or resulting from Tenant's breach, plus interest.

17.      RULES AND REGULATIONS

         Tenant and all persons entering and/or using the Premises at Tenant's request or with Tenant's permission shall observe faithfully and comply strictly with such rules and regulations as Landlord may from time to time reasonably adopt for the safety, care and cleanliness of the Building or the preservation of good order therein, as more fully set forth in Exhibit "C" attached hereto. Landlord shall not be liable to Tenant for violation of any such rule or regulation by any other tenant in the Building.

18.      JURISDICTION

         This Lease shall be governed by and construed pursuant to the laws of the State of California for contracts wholly executed and fully performed within the State of California.

19.      END OF TERM

         At the expiration of the Term, Tenant shall surrender the Premises to Landlord in as good condition and repair as reasonable and proper use will permit clean and free of debris. Tenant may remove, and at Landlord's request shall remove, all of Tenant's trade fixtures, personal property and signs, provided such removal will not structurally injure the Premises, and Tenant agrees to restore the Premises to its original condition, reasonable wear and tear excepted. Also at the expiration of the Term, Tenant shall return to Landlord all keys to the Premises and to the Building. Tenant understands and agrees that if Tenant fails to return all keys to Landlord, Landlord may elect to re-key the Building and/or Premises and charge Tenant for the full cost thereof, in addition, the replacement cost for lost keys is $20.00 per key.

20.      OUIET POSSESSION

         Upon Tenant's paying the rent and other charges and observing and performing of all the covenants, conditions and provisions on Tenant's part, Tenant shall have quiet possession of the Premises for the entire Term, subject to the provisions of this Lease. This Lease, however, shall at all times be subject and subordinate to any and all now effective or hereafter executed deeds of trust or ground leases which may now or hereafter affect Landlord's estate in the real property of which the Premises are a part.

21.      NOTICES

         Any notice required or permitted to be given hereunder may be given by personal delivery or sent by Certified or Registered Mail addressed to Tenant at the Premises or to Landlord c/o Office Space Management, Building 480/3,100 Universal City Plaza, Universal City, California 91608, as the case may be (with a copy of the notice to Landlord sent to the attention of Studio Business Affairs, Building 507A/4, at the same address). Either party may by written notice to the other party specify a different address for notice purposes, except that Landlord may in any event always use the Premises as Tenant's address for notice purpose.

22.      INSURANCE

         Tenant agrees to secure, maintain, and pay the premium for the following insurance coverage during the entire Term of this Lease, together with any special endorsements as specified:

         (a) Statutory Workers' Compensation or State approved Self Insurance and Employer's Liability with a limit of liability not less than $1,000,000 each accident, $1,000,000 policy limit, $1,000,000 each employee, for all persons employed by Tenant who may come onto or occupy the demised premises. Tenant shall have its carrier waive any right of subrogation thereunder against Universal Studios, Inc. and its Affiliates.

         (b) Commercial/Comprehensive General Liability, and Commercial Auto Liability for all Owned, Non Owned, or Hired vehicles which are brought onto or used adjacent to the Premises. The General Liability must be written on a CGOO01 11/85 ISO form or broader, with no additional exclusions, and shall include Personal & Advertising Injury, Blanket Contractual Liability, Broad Form Property Damage, Fire Legal Liability, Severability of Interest, Primary and Not Contributory Endorsement, and XCU (Explosion, Collapse, and Underground), with a limit of liability not less than $3,000,000 per occurrence. The limit of liability for the Commercial Auto Liability shall not be less than $1,000,000 Combined Single Limit.

         (c)      Tenant shall cause its liability  carrier(s)  in  subparagraph
                  (b) hereinabove to name Universal Studios, Inc. and its Affiliates as Additional Insureds, but only as respects the occupancy of Tenant in the Premises.

         (d) Evidence of Property Insurance with Special Form Causes of Loss on Replacement Cost basis, attached to a Lender's Loss Payable Endorsement, with adequate limits of loss to cover Universal Studios, Inc. and its Affiliates' Real and Personal Property. In addition, Evidence of Personal Property Insurance as respects Tenant's personal property including but not limited to Furniture, Fixture, Equipment, Improvements, and Office Contents, whether owned, leased, or rented, while on Landlord's premises. This latter coverage shall include a Waiver of Subrogation against Universal Studios, Inc. and its Affiliates.

         All insurance policies shall be written by A+ Best rated insurance companies which are reasonably satisfactory to Landlord. Tenant shall provide prior to occupancy, and annually thereafter, satisfactory original certificates of insurance on standard Accord forms or other forms acceptable to Landlord, as well as endorsements, and/or copies of insurance policies, evidencing Tenant's compliance with the minimum requirements as specified hereinabove.

         The certificate(s) of insurance supplied by Tenant to Landlord shall specify thirty (30) days written notice of cancellation for non-renewal, failure to renew, non-payment of insurance premium(s), or material reduction. In the event Tenant fails to obtain any insurance as required in this Lease, Landlord may obtain such insurance on behalf of Tenant and the cost thereof shall be paid by Tenant as additional rent with the first payment of rent which is due subsequent to Landlord's incurring any such costs.

         In the event that Tenant should desire to perform any production activities on Landlord's property, Tenant is required to comply with the additional, production-related insurance requirements established by Landlord. It is Tenant's obligation to inquire of Landlord what these requirements are, and to provide a satisfactory certificate of insurance therefor, prior to the commencement of any such production activities.

23.      PAST DUE OBLIGATIONS

         Any amount due from Tenant to Landlord hereunder which is not paid when due shall be subject to a late charge in the amount of 6% of the amount unpaid and shall in addition bear interest at the maximum rate then permitted by law calculated from the due date until paid. Payment of such late charge or interest or both shall not excuse or cure any default by Tenant. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant.

24.      HOLDING OVER

         If Tenant holds over and beyond the Term of this Lease with or without the consent of Landlord, such holding shall be construed as a tenancy at will, subject to the terms and conditions of this Lease except that Tenant will pay rent during the entire holdover period at a rate which is equal to two times the Monthly Rent in effect during the last month of the Term and shall also be liable for any damages or other costs incurred by Landlord as a result of such holding over.

25.      INABILITY TO PERFORM

         This Lease and the obligations of Tenant hereunder shall not be affected or impaired because Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so because of strike, other labor troubles or any other cause beyond the reasonable control of Landlord.

26.      NAME

         Tenant shall not use the name of the Building for any purpose other than as the address of the business or profession to be conducted by Tenant in the Premises.

27.      SEVERABILITY

         Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provisions shall remain in full force and effect.

28.      ATTORNEY'S FEES

         If Landlord or Tenant should bring suit for any relief against the other arising out of this Lease, then all costs and expenses, including reasonable attorney's fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of such other party shall be deemed to have accrued on the date of the commencement of such action, and shall be enforceable whether or not the action is prosecuted to judgment.

29.      ADDITIONAL GOODS/SERVICES

         Tenant agrees to pay for any goods and/or services it may request from Landlord, beyond those which are specifically provided to Tenant under the provisions of this Lease, at Landlord's standard and customary charges therefor.

30.      TIME OF ESSENCE

         Time is of the essence with respect to the performance of every provision of the Lease in which time of performance is a factor.

31.      HEADINGS

         The captions contained in this Lease are for convenience only and shall not be considered in the construction or interpretation of any provision.

32.      INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS

         This Lease contains all of the agreements of the parties hereto with respect to the subject of this Lease, and no prior agreement or understanding pertaining to any such matter shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

IN WITNESS WHEREOF the parties have executed this Lease the day and year first above written.

"Landlord"
UNIVERSAL CITY STUDIOS, INC.

By: /s/ Terry White
   --------------------
   Vice President


"Tenant"
BELLACASA PRODUCTIONS

By:  /s/ Frank LaLoggia
   -----------------------
Title: President, CEO

                                   EXHIBIT "A"
                                PARKING AGREEMENT

TENANT or persons designated by TENANT shall be entitled to parking as provided in Paragraph l(f) of the Lease, as such rate and/or parking locations may change from time to time, upon advance notice from LANDLORD. TENANT may validate visitor parking by such method of methods as the undersigned may approve, at the validation rate generally applicable to visitor parking.

A condition of any parking shall be compliance by the parker with parking rules and regulations, including any sticker or other identification system established by LANDLORD as its Parking Operator. LANDLORD reserves the right to modify and/or adopt such other reasonable and nondiscriminatory rules and regulations as it deems necessary for the operation. LANDLORD may refuse to permit any person who violates the within rules to park in the parking facility, and any violation of the rules shall subject the car to removal. In either of said events, LANDLORD shall refund a pro rata portion of the current parking rate and the sticker, or any other form of identification supplied by LANDLORD, will be returned to LANDLORD. LANDLORD shall have no obligation to provide any parking spaces for campers, trailers, motor homes or other non-standard sized vehicles.

RULES AND REGULATIONS

1. Hours shall be 7:00 A.M. to 7:00 P.M., on Monday through Friday, excluding holidays.

2.       Cars must be parked entirely within the painted stall lines.

3.       All directional signs and arrows must be observed.

4.       The speed limit shall be 15 miles per hour.

5.       Parking is prohibited:

         (a) in areas not striped for parking;
         (b) in aisles;
         (c) where "no parking" signs are posted;
         (d) on ramps;
         (e) in crosshatched area;
         (f) in such other areas as may be designated by LANDLORD or Landlord's Parking Operator.

6. Parking stickers or any other device or form of identification supplied by LANDLORD shall remain the property of LANDLORD. Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable and any device in the possession of any unauthorized holder will be void. There will be a replacement charge to the TENANT or person designated by TENANT of $35.00 for loss of any magnetic parking card. Any automobile parked without such identification device or stickers may be towed away at the expense of the OWNER as provided by the applicable City or County Ordinance.

7. Monthly rate for rental of parking space is payable one (1) month in advance and must be paid prior to the first day of each month. Failure to do so will automatically cancel parking privileges and a charge at the prevailing daily rate will be due. No deductions or allowances from the monthly rate will be made for days customer does not use parking facilities.

8. Parking managers or attendants are not authorized to make or allow any exceptions to these Rules and Regulations.

9.       Every   parker  is  required  to  park  and  lock  his  own  car.   All
         responsibility for damage to cars is assumed by the parker.

10. Loss or theft of parking identification devices from automobiles must be reported to the garage manager immediately, and a lost or stolen report must be filed by the customer at that time.

         (a) Any parking identification devices reported lost or stolen found on any unauthorized car will be confiscated and the illegal holder will be subject to prosecution.

         (b) Lost or stolen devices found by the purchaser must be reported to the office of LANDLORD or its Parking Operator immediately to avoid confusion.

11. Spaces rented to persons are for the express purpose of parking one (1) automobile per space. Washing, waxing, cleaning or servicing of any vehicles by the customer and/or his agents is prohibited.

12. The LANDLORD or its Parking Operator reserves the right to refuse the sale of monthly stickers or other parking identification devices to any TENANT or person and/or his agents or representatives who willfully refuse to comply with the above Rules and Regulations and all unposted City, State or Federal ordinances, laws or agreements.

13. LANDLORD shall not be liable and TENANT hereby waives any and all claims for theft, fire damage, or loss of use to any automobile or motor vehicles or for articles left therein while parked in any of LANDLORD's parking facilities.

14. LANDLORD shall not be liable to TENANT for damages or otherwise, not shall LANDLORD be in default hereunder, because of TENANT's inability to park in the parking facility and/or any assigned space therein due to force majeure or any other cause beyond LANDLORD's control, and there shall be no abatement of the parking charge unless such condition continues for at least five (5) consecutive business days.

15. TENANT agrees to acquaint all persons to whom TENANT assigns parking spaces with these Rules and Regulations.


                                   EXHIBIT "A"

                                   EXHIBIT "B"
                      STANDARDS FOR UTILITIES AND SERVICES

The following are the  Standards for Utilities and Services.  LANDLORD  reserves
the  right  to  adopt  such  reasonable  non-discriminatory   modifications  and
additions hereto as it deems appropriate.

As long as TENANT is not in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, LANDLORD shall, subject to limitations and provisions hereinafter set forth in this Exhibit B:

         (a)      ELEVATORS:

                  Provide manual or automatic elevator facilities during usual business hours from 8:00 A.M. to 6:00 P.M. and have at least one (1) elevator available at all other times.

         (b)      HVAC

                  Provide to the Premises, during usual business hours (8 a.m. to 6 p.m. on business days excluding Saturdays, Sundays and holidays), heating, ventilation, and air conditioning (HVAC), when in the judgment of LANDLORD it may be required for the comfortable occupancy of Premises for general office purposes. The HVAC system achieves maximum cooling when the sliding glass doors and drapes are closed. LANDLORD shall not be responsible for room temperatures if TENANT does not keep all sliding glass doors and drapes in the Premises closed, if TENANT's lighting and receptacle load exceed those listed in Paragraph (c) hereof, or if the Premises or portions thereof are used for other than the particular use for which they were originally designed.

                  Landlord shall, upon reasonable advance notice from Tenant, furnish Tenant HVAC services at any time or times other than the regular hours specified above. Such overtime service shall be furnished to Tenant at a reasonable hourly rate card cost to be established by Landlord.

         (c)      ELECTRICITY:

                  Furnish to the Premises, during the times specified in Paragraph (a) hereof, electric current as required by the Building standard office lighting and receptacles (approximately three (3) watts per square foot).

         (d)      WATER:

                  Furnish water for drinking fountains and restrooms provided by LANDLORD.

         (e)      JANITORIAL:

                  Provide janitorial services to the Premises, provided the same are used exclusively as offices, and are kept reasonable in order by TENANT. If Premises are not used exclusively as offices, they shall be kept clean and in order by TENANT, at TENANT's expense, and to the satisfaction of LANDLORD. TENANT shall pay to LANDLORD the cost of removal of any TENANT's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of Premises for general office purposes.

                  No data processing equipment, other special electrical equipment, air conditioning or heating units, or plumbing additions (Additional Equipment) shall be installed, nor shall any changes to the Building HVAC, electrical or plumbing systems be made without prior written approval of LANDLORD and LANDLORD reserves the right to designate and/or approve the contractor to be used. In the event TENANT desires to add Additional Equipment in the Premises, such Additional Equipment shall be at TENANT's sole cost and expense, including installation, connection to Building systems, operational costs and maintenance. During the term of this Lease, provided that TENANT is not then in default hereunder, LANDLORD agrees to provide TENANT, and TENANT agrees to pay the cost of, the necessary utilities from the Building systems for the operation of such Additional Equipment.

                  TENANT shall be responsible for any and all damages of any kind or nature to the Premises, Building, Common Areas, or other TENANTs' Premises (including without limitation, real and personal property) and for injuries of any kind or nature to any person arising out of, or as a result of, such
                  Additional Equipment, its operation, maintenance, or installation.

                                   EXHIBIT "C"
           RULES AND REGULATIONS WHICH CONSTITUTE A PART OF THE LEASE

1. The sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or used for any purpose other than ingress and egress. All doors opening onto public corridors, plazas and patios shall be kept closed, except when in use for egress or ingress.

2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than LANDLORD standard drapes. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, of a quality, type, design and bulb color approved by LANDLORD. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without written consent of LANDLORD.

3. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by any TENANT on any part of the Premises of the Building without the prior written consent of the LANDLORD. In the event of the violation of the foregoing by any TENANT, LANDLORD may remove same without any liability, and may charge the expense incurred in such removal to the TENANT violating this rule.
         Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each TENANT by the LANDLORD at the expense of such TENANT, and shall be a size, color and style acceptable to the LANDLORD. The directory tablet will be provided exclusively for the display of the name and location of TENANTS only. Nothing may be placed on the exterior of corridor walls or corridor doors other than LANDLORD's standard lettering.

4. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into halls, passageways or other public places in the Building shall not be covered or obstructed by any TENANT.

5. The toilets and wash basins and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the TENANT who, or whose servants, employees, agents, visitors or licensees, shall have caused the same.

6. No TENANT shall mark, paint, drill into, or in any way deface any part of the Premises or the Building. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior written consent of the LANDLORD and as the LANDLORD may direct.

7. No bicycles, vehicles, birds or animals of any kind shall be brought into or kept in or about the Premises. No cooking shall be done or permitted by any TENANT on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items for TENANTS and their employees shall be permitted provided power shall not exceed that amount which can be provided by a 30 amp circuit. No TENANT shall cause or permit any unusual or objectionable odors to be produced or permeate the Premises.

8. The Premises shall not be used for manufacturing or for the storage of merchandise, except as such storage may be incidental to the use of the Premises for general office purposes. No TENANT shall occupy or permit any portion of his Premises to be occupied as an office for a public stenographer or typist or for the manufacture of sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express written consent of LANDLORD. No TENANT shall engage or pay any employees on the Premises, except those actually working for such TENANT on the Premises, nor advertise for laborers giving any address at the Premises. The Premises shall not be used for lodging or sleeping, or for any immoral or illegal purposes.

9. No TENANT shall make, or permit to be made, any unseemly or disturbing noises, or odors, or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them, whether by the use of any musical instrument, radio, phonograph, unusual noise, or in any other way.

10. No TENANT nor any of TENANT's servants, employees, agents, visitors or licensees, shall at any time bring or keep upon the Premises any inflammable, combustible or explosive fluid, chemical or substance.

11. All persons operating vehicles or working within the confines of the Studio property shall comply with the reasonable directions of the Studio's security personnel which are designed to insure the safety and security of all persons and businesses, as well as the smooth operation of the Studio.

                                   EXHIBIT "D"
                   SQUARE FOOTAGE DEFINITIONS AND CALCULATIONS

     The square footage of the Premises has been calculated on the basis of Rentable Area. The following definitions shall apply in said calculation:

1. USEABLE AREA shall mean the following area or areas of space within the Premises, calculated as follows:

         (a) Useable Area for a Single-tenant Floor shall mean the area exclusively used and occupied by Tenant calculated by measuring from the center line of the outer glass wall of the Building to the center line of the opposite glass wall and shall include all areas within such outside walls; excepting, however, toilet rooms, electrical and mechanical closets, and fan, air-conditioning and maintenance rooms, public stairs, elevator shafts, elevator machine rooms, flues, vents, stacks, pipe shafts and vertical ducts and their enclosing walls (measured to the centerline of such walls).

         (b) Useable Area for a Multi-tenant Floor shall mean the area exclusively used and occupied by Tenant calculated by measuring from the center line of the outer glass wall of the Building to the center line of partitions which separate adjoining Common Areas or adjoining premises (as the case may be), with no deductions therefrom for columns or projections necessary to the Building.

2. RENTABLE AREAS shall mean the following area or areas of space within the Premises or the Building, calculated as follows:

         (a) Rentable Area for a Single-tenant Floor shall be determined by measuring from the center line of the outer glass wall of the Building to the center line of the opposite outer glass wall and shall include all areas within such outside walls, including, without limitation, all toilet rooms, elevator lobbies, corridors, janitor closets, electrical and mechanical closets, and fan, air conditioning and maintenance rooms, and shall exclude only the areas within the Building occupied by public stairs, fire towers, elevator shafts, elevator machine rooms, flues, vents, stacks, pipe shafts, and vertical ducts and their enclosing walls, measured to the center line of such walls, but including in rentable square feet any such service areas which are for the exclusive use or specific benefit of the tenant, such as special stairs, shafts or elevators. No deductions shall be made for columns or projections necessary to the Building.

         (b) Rentable Area for a Multi-tenant Floor shall be determined by measuring from the center line of the outer glass wall of the Building to the center line of the wall separating areas leased by or held for lease to other tenants or Common Areas located on the same floor plus Tenant's Proportionate Share (as defined hereinbelow), of the Common Areas on such floor, other than public stairs, fire towers, elevator shafts, elevator machine rooms, flues, vents, stacks, pipe shafts and vertical ducts and their enclosing walls measured to the center line of such walls. No deductions shall be made for columns or projections necessary to the Building.

3. COMMON AREAS means, on individual floors of the Building, the areas devoted to corridors, foyers, lobbies, electrical and telephone closets, restrooms, mechanical rooms, janitor closets and other similar facilities when used in common with other tenants.

4. TENANT'S PROPORTIONATE SHARE means, for a tenant on any given multi-tenant floor, an equitable percentage allocation of the Common Areas on such floor, derived by comparing the Useable Area of Tenant's Premises with the remaining Useable Area on said floor which is either leased or available for lease to other tenants.